Exhibit 10.11

LIMITED WAIVER, CONSENT AND EIGHTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS LIMITED WAIVER, CONSENT AND EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), is entered into as of November 16, 2015, by and among SPEED COMMERCE, INC., a Minnesota corporation (the “Company”), the Guarantors listed on the signature pages hereof, the Lenders (as defined in the Credit Agreement (as hereinafter defined)) listed on the signature pages hereof, and GARRISON LOAN AGENCY SERVICES LLC, (“GLAS”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and GLAS, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, the lenders from time to time party thereto (“Lenders”) and Agents are parties to that certain Amended and Restated Credit and Guaranty Agreement dated as of November 21, 2014 (as amended by the Consent and First Amendment, dated as of April 14, 2015, the Consent and Second Amendment, dated as of May 11, 2015, the Third Amendment, dated as of June 30, 2015, the Fourth Amendment, dated as of July 2, 2015, the Fifth Amendment, dated as of July 22, 2015, the Sixth Amendment, dated as of September 17, 2015, and the Seventh Amendment, dated as of October 6, 2015, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, after giving effect to this Amendment, the “Credit Agreement”); and

WHEREAS, the Agents and the Lenders agree to (a) waive the applicability of each of Section 6.8(c) and Section 6.8(d) solely with respect to the measurement period ended as of September 30, 2015 (the “Specified Financial Covenants”) and waive any Default or Event of Default which may exist or be deemed to exist as of the date hereof arising solely from the Specified Financial Covenants (the “Specified Potential Defaults”), and (b) amend the Credit Agreement on the terms set forth herein, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2.     Limited Waiver. In reliance upon the representations and warranties of the Credit Parties set forth in Section 6 below and subject to the conditions to effectiveness set forth in Section 5 below, the Lenders signatory hereto and Agents hereby waive the Specified Potential Defaults; provided, that nothing contained herein shall in any way waive, release, modify or limit the Company’s obligation to otherwise comply with the requirements of the Credit Agreement (including without limitation Sections 6.8(c) and 6.8(d) thereof) or any other Credit Document. This is a limited waiver and shall not be deemed to constitute a waiver of any other Default or Event of Default (whether known or unknown, past, present or future) or any other breach of the Credit Agreement or any of the other Credit Documents.

3.     Consent. In reliance upon the representations and warranties of the Credit Parties set forth in Section 6 below and subject to the conditions to effectiveness set forth in Section 5 below, the Lenders signatory hereto and Agents hereby consent to the extension of the time period required under Section 5.1(a) of the Credit Agreement for delivery to the Administrative Agent and Lenders of the monthly financial statements in respect of the month ended on October 31, 2015 (the “October 2015 Monthly Financial Statements”); provided, that the Company shall deliver the October 2015 Monthly Financial Statements no later than December 11, 2015, and all parties hereto hereby acknowledge and agree that failure by the Company to deliver the October 2015 Monthly Financial Statements on or before December 11, 2015 shall result in an immediate Event of Default under the Credit Agreement.

4.     Amendments to Credit Agreement. In reliance upon the representations and warranties of the Credit Parties set forth in Section 6 below and subject to the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)     Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

““Eighth Amendment” means that certain Limited Waiver, Consent and Eighth Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of the Eighth Amendment Effective Date.

““Eighth Amendment Effective Date” means November 16, 2015.”

(b)     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of each of “Qualified Acquisition Agreement”, “Qualified Purchaser” and “Qualified Sale Transaction” in its entirety.

(c)     Section 5.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)     No later than December 11, 2015, the Company shall have entered into a final definitive agreement (including exhibits and schedules as applicable) with respect to the sale of all or substantially all of the Credit Parties’ and their Subsidiaries’ business (either through the sale of the Company or the stock of its Subsidiaries or by virtue of the sale by the Credit Parties and their Subsidiaries of all or substantially all of their assets) which is satisfactory in form and substance (including, without limitation, the acquisition consideration, the time period permitted for consummation of such acquisition, the conditionality of such acquisition and the creditworthiness of the purchaser) to each of the “Requisite Term Loan A Holders” and “Requisite Term Loan B Holders” (as each such quoted term is defined in the Intercreditor Agreement) in their respective sole discretion.”

5.     Conditions. The effectiveness of this Amendment is subject to the following conditions:

(a)     the execution and delivery of this Amendment by the Company, Guarantors, Agents, and each of the Lenders;

(b)     the truth and accuracy of the representations and warranties contained in Section 5; and

(c)     the Company shall have paid all fees, costs and expenses of each of the Agents and the Term Loan A Agent (as defined in the Intercreditor Agreement) in connection with this Amendment and all transactions contemplated hereby or otherwise entered into in connection herewith, including, without limitation, reasonable fees, costs and expenses of Agents’ counsel and counsel for the Term Loan A Agent (as defined in the Intercreditor Agreement).

6.     Representations and Warranties. The Credit Parties hereby represent and warrant to each Agent and each Lender as follows:

(a)     each Credit Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)     each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment;

(c)     the execution, delivery and performance by the Credit Parties of this Amendment has been duly authorized by all necessary action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority);

(d)     this Amendment constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against each Credit Party in accordance with its terms; and

(e)     by its signature below, each Credit Party agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in as of the date when made or deemed made.

7.     Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be an amendment or modification of any provisions of the Credit Agreement or any other Credit Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Credit Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Lenders whether under the Credit Agreement, the other Credit Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement or the other Credit Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the Credit Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment.

8.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

9.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Credit Party and its successors and assigns and Lenders and their successors and assigns.

10.     FATCA. Company and the Credit Parties do not believe that the amendments made pursuant to this Amendment shall be treated as a “significant modification” of the Loans under Treasury Regulation Section 1.1001-3 and as such the Loans should still constitute a grandfathered obligation for the purposes of FATCA.  From and after the date hereof, Company and the Credit Parties shall jointly and severally indemnify the Administrative Agent and Lenders, and hold them harmless from, any and all losses, claims, damages, liabilities and related expenses, including taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s and Lenders’ treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as modified hereby as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

11.     Further Assurance. Each Credit Party hereby agrees from time to time, as and when requested by any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement, and the Credit Documents.

12.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.

13.     Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

14.     Reaffirmation. Each Credit Party as debtor, grantor, pledgor, guarantor or in other any other similar capacity hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party. Each Credit Party hereby consents to this Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

15.     Acknowledgment of Rights; Release of Claims. Each Credit Party hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of Credit Parties’ liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, each Lender and Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Credit Documents. Each Credit Party hereby waives, releases, remises and forever discharges the Lenders and Agents, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Agents (“Releasees”) from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, to the extent known on or prior to the date hereof, which the Company or any other Credit Party ever had or now has against the any of the Releasees which relates, directly or indirectly, to the Loans or the Credit Documents or any acts or omissions of the Releasees in respect of the Loans or the Credit Documents and arising from any event occurring on or prior to the date hereof. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to contest: (a) the right of each Agent and each Lender to exercise its rights and remedies under the Credit Agreement, this Amendment or the other Loan Documents, or (b) any provision of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

SPEED COMMERCE, INC.,
a Minnesota corporation

By:
Name:
Title:

SPEED COMMERCE CORP.,
a Minnesota corporation

By:
Name:
Title:

SPEED FC MEXICAN HOLDCO, INC.,
a Delaware corporation

By:
Name:
Title:

FIFTH GEAR ACQUISITIONS, INC.,
a Minnesota corporation

By:
Name:
Title:

GARRISON LOAN AGENCY SERVICES LLC,
as Administrative Agent, Collateral Agent, Lead Arranger, Syndication Agent and Documentation Agent

By:
Name:
Title:

GARRISON MIDDLE MARKET FUNDING COINVEST LLC,
as a Lender

By:
Name:
Title:

GARRISON MIDDLE MARKET II LP,
as a Lender

By: Garrison Middle Market II GP, LLC, as Collateral Manager

By:
Name:
Title:

GARRISON FUNDING 2013-2 LTD.,
as a Lender

By: Garrison Funding 2013-2 Manager LLC, its collateral manager

By:
Name:
Title:

GMMF LOAN HOLDINGS LLC,
as a Lender

By:
Name:
Title:

GARRISON CAPITAL INC.,
as a Lender

By:
Name:
Title:

GARRISON GMM LOAN HOLDCO LLC,
as a Lender

By:
Name:
Title:

AIMS PRIVATE CREDIT OPPORTUNITIES, L.P.
as a Lender

By: AIMS Private Credit Opportunities Advisors, L.L.C.,

its General Partner

By: GSAM GEN-PAR, L.L.C.,

its Managing Member

By:
Name: Jonathan Snider
Title: Authorized Signatory

CREDIT SUISSE PARK VIEW BDC, INC.
(f/k/a Credit Suisse Corporate Credit Solutions, LLC),
as a Lender

By:
Name:
Title:

CORBIN OPPORTUNITY FUND, L.P.

By:
Name:
Title: